Exhibit 10.6

WARRANTY DEED

KNOW ALL MEN BY THESE PRESENTS that I, DUANE C. BENNETT of 18 Brookmont Drive, Wilbraham, Massachusetts.

For consideration of One Hundred and 00/100 ($100.00) Dollars

GRANT TO SCHOOL SECOND CORPORATION, a Massachusetts Corporation having a corporate address of 191 Chestnut Street, Springfield, Massachusetts

With WARRANTY COVENANTS

The land with the buildings thereon situated in Chicopee, Hampden County, Massachusetts, bounded and described as follows:

Beginning at an iron rod on the southwesterly side of School Street, at the southeasterly corner of land formerly of Ignacy Statkin, now supposed to belong to one Hosman, and thence running

Southeasterly	on said School fifty-six (56) feet to land formerly of A.L. Page, now supposed to belong to one Maguder; thence running

Westerly
along last named land seventy-five (75) feet to land now or formerly of one Farrell; thence running at right angles with last named line along land now or formerly of said Farrell about eleven and one-half (11 ½) feet to land formerly of one Meyer now supposed to belong to one Pirog; thence running

Northerly
along last named land about twenty-four and one-half (24 ½) feet to an iron rod in the ground at land of said Hosman; and thence running along last named land North 56 East about ninety-two and one-half (92 ½) feet to School Street, to the point of beginning.

BEING the same premises conveyed to Duane C. Bennett by deed of Ronald S. Berthiaume dated August 27, 2003 and recorded with the Hampden County Registry of Deeds Book 13524, Page 55.

Witness my hand and seal this 4th day of September, 2003

/s/ Jeffrey S. Bohnet                                                                 /s/ Duane C. Bennett
Witness, Jeffrey S. Bohnet                                                                                 DUANE C. BENNETT

COMMONWEALTH OF MASSACHUSETTS

HAMPDEN:  SS September 4, 2003

Then personally appeared the above named Duane C. Bennett and acknowledged the foregoing instrument to be his free act and deed before me.

/s/ Jeffrey S. Bohnet
Jeffrey S. Bohnet
Notary Public
My Commission Exp:  5/27/05